UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  January 22, 2007

RUSH ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Texas	0-20797	74-1733016
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

555 IH-35 South, Suite 500, New Braunfels, Texas	78130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (830) 626-5200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01          Entry into a Material Definitive Agreement

On January 22, 2007, various wholly-owned subsidiaries of Rush Enterprises, Inc. (the “Debtors”) entered into a Second Amendment (the “Second Amendment”) to Addendum to Wholesale Security Agreement, dated September 20, 2005 (the “Security Agreement”) with General Electric Capital Corporation (the “Lender”), such Second Amendment to be effective as of January 10, 2007.  Capitalized terms not defined herein are defined in the Security Agreement.

The Second Amendment (i) from the date of the Second Amendment through February 28, 2007, reduces and restricts the availability of any Working Capital Advances to the Debtors by $50,000,000 and (ii) if on or after March 1, 2007, the Debtors’ advances exceed the Debtors’ credit limits (currently $415,000,000), allows the Lender to apply prepayments by the Debtors against specific items of inventory, selected by the Lender, up to an amount at which the Debtors’ advances no longer exceed the Debtors’ credit limit.

The foregoing description of the Second Amendment is not complete and is qualified in its entirety by the actual terms of the Second Amendment, a copy of which is incorporated herein by reference and attached hereto as Exhibit 10.4.

Item 9.01          Financial Statements and Exhibits

(d)          Exhibits

Exhibit No.	Document Description

10.1

Wholesale Security Agreement, dated September 20, 2005, by and among General Electric Capital Corporation and Rush Truck Centers of Alabama, Inc., Rush Truck Centers of Arizona, Inc., Rush Truck Centers of California, Inc., Rush Truck Centers of Colorado, Inc., Rush Truck Centers of Florida, Inc., Rush Truck Centers of New Mexico, Inc., Rush Truck Centers of Oklahoma, Inc., Rush Truck Centers of Tennessee, Inc., and Rush Truck Centers of Texas, L.P. (Incorporated herein by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed September 23, 2005).

10.2

Addendum to Wholesale Security Agreement, dated September 20, 2005, by and among General Electric Capital Corporation and Rush Truck Centers of Alabama, Inc., Rush Truck Centers of Arizona, Inc., Rush Truck Centers of California, Inc., Rush Truck Centers of Colorado, Inc., Rush Truck Centers of Florida, Inc., Rush Truck Centers of New Mexico, Inc., Rush Truck Centers of Oklahoma, Inc., Rush Truck Centers of Tennessee, Inc., and Rush Truck Centers of Texas, L.P. (Incorporated herein by reference to Exhibit 10.2 of the Company’s Current Report on Form 8-K filed September 23, 2005).

10.3

Agreement Amending the Wholesale Security Agreement and Conditionally the Sale of Collateral on a Delayed Payment Privilege Basis, dated September 20, 2005, by and among General Electric Capital Corporation and Rush Truck Centers of Alabama, Inc., Rush Truck Centers of Arizona, Inc., Rush Truck Centers of California, Inc., Rush Truck Centers of Colorado, Inc., Rush Truck Centers of Florida, Inc., Rush Truck Centers of New Mexico, Inc., Rush Truck Centers of Oklahoma, Inc., Rush Truck Centers of Tennessee, Inc., and Rush Truck Centers of Texas, L.P. (Incorporated herein by reference to Exhibit 10.3 of the Company’s Current Report on Form 8-K filed September 23, 2005).

10.4*

Second Amendment to Addendum to Wholesale Security Agreement, dated January 22, 2007, by and between General Electric Capital Corporation and Rush Medium Duty Truck Centers of Colorado, Inc., Rush Truck Centers of Alabama, Inc., Rush Truck Centers of Arizona, Inc., Rush Truck Centers of California, Inc., Rush Truck Centers of Colorado, Inc., Rush Truck Centers of Florida, Inc., Rush Truck Centers of Georgia, Inc., Rush Truck Centers of New Mexico, Inc., Rush Truck Centers of Oklahoma, Inc., Rush Truck Centers of Tennessee, Inc., and Rush Truck Centers of Texas, L.P.

*Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUSH ENTERPRISES, INC.

By:	/s/ Martin A. Naegelin, Jr.
Martin A Naegelin, Jr.
Senior Vice President and Chief Financial Officer

Dated January 22, 2007

EXHIBIT INDEX

Exhibit No.	Document Description

10.1

Wholesale Security Agreement, dated September 20, 2005, by and among General Electric Capital Corporation and Rush Truck Centers of Alabama, Inc., Rush Truck Centers of Arizona, Inc., Rush Truck Centers of California, Inc., Rush Truck Centers of Colorado, Inc., Rush Truck Centers of Florida, Inc., Rush Truck Centers of New Mexico, Inc., Rush Truck Centers of Oklahoma, Inc., Rush Truck Centers of Tennessee, Inc., and Rush Truck Centers of Texas, L.P. (Incorporated herein by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed September 23, 2005).

10.2

Addendum to Wholesale Security Agreement, dated September 20, 2005, by and among General Electric Capital Corporation and Rush Truck Centers of Alabama, Inc., Rush Truck Centers of Arizona, Inc., Rush Truck Centers of California, Inc., Rush Truck Centers of Colorado, Inc., Rush Truck Centers of Florida, Inc., Rush Truck Centers of New Mexico, Inc., Rush Truck Centers of Oklahoma, Inc., Rush Truck Centers of Tennessee, Inc., and Rush Truck Centers of Texas, L.P. (Incorporated herein by reference to Exhibit 10.2 of the Company’s Current Report on Form 8-K filed September 23, 2005).

10.3

Agreement Amending the Wholesale Security Agreement and Conditionally the Sale of Collateral on a Delayed Payment Privilege Basis, dated September 20, 2005, by and among General Electric Capital Corporation and Rush Truck Centers of Alabama, Inc., Rush Truck Centers of Arizona, Inc., Rush Truck Centers of California, Inc., Rush Truck Centers of Colorado, Inc., Rush Truck Centers of Florida, Inc., Rush Truck Centers of New Mexico, Inc., Rush Truck Centers of Oklahoma, Inc., Rush Truck Centers of Tennessee, Inc., and Rush Truck Centers of Texas, L.P. (Incorporated herein by reference to Exhibit 10.3 of the Company’s Current Report on Form 8-K filed September 23, 2005).

10.4*

Second Amendment to Addendum to Wholesale Security Agreement, dated January 22, 2007, by and between General Electric Capital Corporation and Rush Medium Duty Truck Centers of Colorado, Inc., Rush Truck Centers of Alabama, Inc., Rush Truck Centers of Arizona, Inc., Rush Truck Centers of California, Inc., Rush Truck Centers of Colorado, Inc., Rush Truck Centers of Florida, Inc., Rush Truck Centers of Georgia, Inc., Rush Truck Centers of New Mexico, Inc., Rush Truck Centers of Oklahoma, Inc., Rush Truck Centers of Tennessee, Inc., and Rush Truck Centers of Texas, L.P.

*Filed herewith